                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14A-
    6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[X] Soliciting Material Pursuant to ss.240.14a-12

                               Software.com, Inc.
             (Name of each Registrant as Specified in its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)  Amount previously paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:

On August 9, 2000, Software.com disseminated the following press release:

 SOFTWARE.COM AND PHONE.COM TO MERGE, CREATING THE LEADING PROVIDER OF SOFTWARE
                 FOR COMMUNICATIONS SERVICE PROVIDERS WORLDWIDE

Cisco Systems Senior Executive Donald Listwin To Become President and CEO; Alain
   Rossmann to Remain Chairman Of Board And Be Executive Vice President; John
                   MacFarlane to Be Executive Vice President

 Merged Company Will Be Strongly Positioned To Benefit From Explosive Growth of
   Wireless Internet And Unification Of Communications Networks Over IP-Based
                                 Infrastructure
   _________________________________________________________________________

     Redwood City and Santa Barbara, Calif., August 9, 2000--Phone.com, Inc. (NASDAQ: PHCM), a leading provider of wireless Internet infrastructure and application software, and Software.com, Inc. (NASDAQ: SWCM), a leading provider of Internet infrastructure software for wireline and wireless service providers, today announced they will merge to create a global powerhouse that will provide a broad range of carrier-class software to wireless and wireline carriers, portals and Internet service providers. The merged company will be led by the exiting Cisco Systems Executive Vice President Donald J. Listwin as President and Chief Executive Officer, Alain Rossmann as Executive Vice President and Chairman of the Board of Directors, and John L. MacFarlane as Executive Vice President.

     Under the terms of the definitive merger agreement unanimously approved by the Boards of Directors of both companies, shareholders of Phone.com and Software.com will each own approximately 50 percent of the combined company. Each Software.com shareholder will be entitled to receive 1.6105 Phone.com shares for each of their Software.com shares. The merger is expected to be accounted for as a pooling of interests and is intended to be tax-free to shareholders of both companies.

     The merged company will be the premier provider of highly scalable infrastructure and application software enabling the delivery of email, voicemail, unified messaging, directory, and wireless Internet access for IP-based networks. The combined company expects to benefit from significant cross-sell and up-sell opportunities through its existing relationships with more than 140 major communications service providers worldwide. The combined global customer base includes the industry's largest service providers: AT&T, SprintPCS, Nextel, Verizon Wireless, British Telecom, KDDI, Telecom Italia, Excite@Home, PSINet, Telstra, Telcell, GTE.net Services, Time Warner's Road Runner, Telefonica, Deutsche Telekom, Mannesmann, and BellSouth.

     On a pro forma combined basis through June 30, 2000, the companies reported trailing twelve-month revenues of over $146 million, $94 million of deferred revenue and cash, cash equivalents and short term investments position of over $500 million, creating a powerful platform for further growth.

     Donald J. Listwin, who will be President and Chief Executive Officer, will join the merged company from Cisco Systems, where he has led service provider and consumer lines of business and has been responsible for developing Cisco's Internet technology and services for telecommunications companies. Alain Rossmann, Chairman and Chief Executive Officer of Phone.com, will be Executive Vice President and Chairman of the Board of Directors of the combined company. John L. MacFarlane, Chief Executive Officer of Software.com, will serve as Executive Vice President of the combined company, and Alan J. Black, Chief Financial Officer of Phone.com, will be Chief Financial Officer of the merged company. The Board of Directors of the merged company will consist of Listwin, Rossmann, MacFarlane, Reed E. Hundt, Senior Advisor at McKinsey & Company, Inc. and former Chairman of the Federal Communications Commission, Bernard Puckett, former Senior Vice President of IBM Corporation, and Roger Evans, General Partner of Greylock Limited Partners. The Company will be headquartered in Redwood City, California.

     "I am thrilled by the opportunity to join forces with Alain and John to lead this powerful combined company," said Donald J. Listwin. "This strategic merger brings together two dynamic and innovative companies with tremendous track records for providing reliable, highly-scalable infrastructure software to communications providers worldwide. Together, Phone.com and Software.com create a powerfully positioned global software company poised to drive and benefit from the unification of service offerings by IP-based communications service providers."

     "We are extremely excited to be joining forces with Software.com in this compelling strategic combination and to have Don join us at the merged company," said Alain Rossmann. "Don brings a tremendous track record for driving growth at Cisco and more than 20 years of experience in the networking industry. With his vision and experience, Don is the ideal person to grow and expand the business of the merged company. The merged company will be strongly positioned to capitalize on the explosive growth of the wireless Internet."

     "With highly complementary customers, product lines and business models, we will leverage significant cross-sell and up-sell opportunities over a broad portfolio of software products, including unified messaging, mobile mail, directory services, wireless Internet access gateways, voice processing, synchronization and instant messaging," said John L. MacFarlane. "Our customers will benefit from the Company's IP-based infrastructure, unified platform and its unparalleled ability to operate across all standards. Additionally, by bringing together the industry's top talent under one roof, we will have an unmatched ability to innovate and bring new products to market."

     "BT is leading the unification of communication services. The combined company is uniquely positioned to provide the products, applications and services to capture this new market," said Kent Thexton, President of BT
Global Mobile Internet. "We do business with each of these companies today. We look forward to working with the merged company to build the future of communication services."

     Mr. Tadashi Onodera, Executive Vice President of DDI Corporation, stated, "Japan's wireless Internet market is the fastest growing in the world. The merged company's unique ability to provide carrier class highly scalable software is instrumental to succeeding in this market."

     The transaction is expected to close by year-end 2000 subject to approval of Phone.com and Software.com shareholders and customary closing conditions including obtaining necessary regulatory approvals. The name of the combined company will be announced at that time.

     In connection with approving the transaction, the Board of Directors of each company also adopted a Stockholder Rights Plan in which rights will be distributed as a dividend at the rate of one Right for each share of common stock of each company held by stockholders of record as of the close of business on August 18, 2000, with respect to Phone.com and August 24, 2000 with respect to Software.com. Under the Stockholder Rights Plan adopted by each company, the Rights generally will be exercisable only if a person or group acquires beneficial ownership of 15 percent or more of the company's common stock or commences a tender or exchange offer upon consummation of which such person or group would beneficially own 15 percent or more of the company's common stock.

About Phone.com

     Phone.com is a leading provider of software, applications, and services that enable the delivery of Internet-based information and voice services to mass-market wireless telephones. Using its software, wireless subscribers have access to Internet- and corporate intranet-based services, including e-mail, news, stocks, weather, travel and sports. In addition, subscribers have access via their wireless telephones to network operators' intranet-based telephony services, which may include over-the-air activation, call management, billing history information, pricing plan subscription and voice message management. Phone.com is headquartered in Silicon Valley, California and has regional offices in Boston, Belfast, Copenhagen, Hong Kong, London, Madrid, Mexico City, Paris, Seoul, Tokyo and Washington, D.C. Visit www.phone.com for more information.

About Software.com

     With more than 116 million seats licensed, Software.com is a leading supplier of carrier-scale Internet infrastructure software for communications service providers worldwide. Software.com provides the scalable platform that enables service providers to deploy next-generation business and consumer Internet services, including e-mail, IP unified messaging, mobile mail and mobile instant messaging.

     In addition, Software.com has established strategic relationships with Cisco Systems, Hewlett-Packard, IBM, Nortel Networks and Telcordia Technologies (formerly Bellcore). Founded in 1993, with headquarters in Santa Barbara, the company has regional operations in the U.K., Germany, the Netherlands, Japan, China and Australia. Visit www.software.com for more information.

Cautionary Note Regarding Forward Looking Statements

     This release contains forward-looking statements relating to the development of Phone.com's and Software.com's products and services and future operating results that are based upon the current expectations and beliefs of management's of Phone.com and Software.com and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward looking statements. In particular, the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the transaction to close due to the failure to obtain required regulatory or stockholder approvals; difficulties associated with successfully integrating Phone.com's and Software.com's businesses and technologies; costs related to the merger; failure of the combined company to retain and hire key executives, technical personnel and other employees; failure of the combined company to manage its growth and the difficulty of successfully managing a larger, more geographically dispersed organization; failure of the combined company to successfully manage its changing relationships with customers, suppliers, value added resellers, and strategic partners; failure of the combined company's customers to accept new product offerings; and failure to achieve anticipated synergies in the merger. Other factors that could affect the combined company's actual results include the progress and costs of the development of our products and services and the timing of market acceptance of those products and services.

For a detailed discussion of these and other cautionary statements, please refer to each company's respective filings with the Securities and Exchange Commission, including, where applicable, their most recent filings on Form 10-K and 10-Q, both company's registration statements on Form S-1, as amended, and the joint proxy statement/prospectus to be filed by the companies as described below. Phone.com's and Software.com's filings with the SEC are available to the public from commercial document retrieval services and at the Web site maintained by the SEC at http://www.sec.gov.

Where You Can Find Additional Information:

Investors and security holders of both Phone.com and Software.com are advised to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information about the transaction. The joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by Phone.com and Software.com. Investors and security holders may obtain a free copy of the joint proxy statement/prospects when it is available and other documents filed by Phone.com and Software.com with the Securities and Exchange Commission at the Securities and Exchange Commission's Web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from Phone.com or Software.com.

Phone.com and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Phone.com's stockholders with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Phone.com's Proxy Statement for its 1999 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 28, 1999. This document is available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from Phone.com.

Software.com and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of Software.com with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Software.com's Proxy Statement for its 2000 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2000. This document is available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from Software.com. A copy of the Stockholder Rights Plan adopted by each company will be filed with the Securities and Exchange Commission shortly.

                                      ###


For more information please contact:


Investor Inquiries:

Phone.com, Inc.                            Software.com, Inc.
Leslie Nakajima                            Mike Musson
+1 (650) 817 6783                          +1 (805) 882-2470 x289
lnakajim@corp.phone.com                    mike.musson@software.com

Media Inquiries:

Citigate Sard Verbinnen
Hugh Burns or Andrew Cole
212.687 8080


Phone.com, Inc.                            Phone.com (Europe) Limited             Phone.com Japan K.K.
Rowan Benecke                              Vicky Ryce                             Hiroko Kimura
PR21                                       Phone.com (Europe) Limited             Phone.com Japan K.K.
+1 (415) 369 8102                          +44 (0) 1442 288 109                   +81 3 5325 9204
rowan_benecke@pr21.com                     vryce@corp.phone.com                   hiroko@corp.phone.com

Sotware.com, Inc.                          Software.com
Fred Bateman                               Akinori Itoh
FitzGerald Communications                  +81
+1 (415) 677 0208                          Akinori.Itoh@software.com
fbateman@fitzgerald.com

__________________________________________________________________________________________________________

 On August 9, 2000, Software.com posted the following question and answer sheet on its employee website:

CORPORATE STRATEGY

Why have Phone.com and Software.com agreed to merge?

A: By merging, Phone.com and Software.com have a unique opportunity to create a strong global company able to provide a full range of carrier-class software to
communications service providers worldwide.   The merged company will be the
premier developer and supplier of highly scalable IP-based infrastructure and application software, enabling e-mail, voice-mail, unified messaging, directory, and wireless Internet access, for wireless carriers, wireline carriers and ISPs. We have complementary customers, products, business models, work forces and cultures, and see this a transaction that will benefit shareholders on both sides.

What has to happen for this transaction to be completed?

A: The transaction is subject to both regulatory and shareholder approval. Pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the parties must notify the federal antitrust agencies of their intent to merger, and wait a specified period of time while the agencies review the transaction. To explain the transaction in full to shareholders and establish meetings for each company's investors to vote, Phone.com and Software.com will file a preliminary proxy statement with the Securities and Exchange Commission
(SEC). After receiving comments from the SEC, a final proxy statement will be sent to shareholders of both companies, who will be able to vote through the mail by proxy or in person at the special shareholder meeting. Following regulatory clearance, shareholder votes, and the satisfaction of closing conditions, Phone.com will issue the designated stock to Software.com shareholders and the transaction will close.

How long will the approval process take?

A: The timing of the approval process can vary, but we expect to close the transaction later this year.

What are the financial terms of the combination?

A: Shareholders of Phone.com and Software.com will each own approximately 50% of the new company.

How will customers be affected by this transaction?

A: We expect that customers will realize tremendous benefits from the merger. With instant critical mass and a broader infrastructure and application software, the merged company will be able to meet all of their communications software needs. Additionally, by bringing the industry's top talent under one roof, we will enhance customer service and continue to bring the most innovative, high-quality products to the market.

What is the strategy and mission of the combined Company?

A: The merged company intends to build on its leading position and first-mover advantage in the IP-based communication infrastructure software sector. Our mission is to utilize our unique position to capitalize on the unification of wireless, wireline, broadband and ISP providers worldwide.

ORGANIZATION AND INTEGRATION

Who are the members of the senior management team?

A: The new team, led by Don Listwin, will be a mix of both Phone.com and Software.com executives.
Don Listwin joins us as CEO.   Don was previously an Executive Vice President at
Cisco, where he built the global telecom business.
Alain Rossmann, CEO of Phone.com will be Chairman and Executive VP of the combined company.
John MacFarlane, Software.com CEO will serve as the company's President, with overall responsibility for product strategy and management of all product groups.

What are the cultures of each of the Company?

A: Software.com and Phone.com have similar and complementary cultures. Phone.com cultural values include direct communication, results orientation, fact based decision-making and speed in execution. Software.com has an environment of open communication, is team and customer centric and is fast paced. We expect it will take some time for the companies to meld, and it will be different!

Will we continue to work on the same projects?

A: Yes. We need to all stay focused on our short-term goals and continue to hit the ball out of the ballpark! It is business as usual.

Daily operations of both companies will be conducted as separate entities until the merger closes which is expected towards the end of 2000. We encourage you to talk with your manager if you have any questions.

What about Recruiting?

A: Again, it is business as usual for both companies. We each will continue to recruit for the open positions that exist in both companies today.

Who is in charge of the integration?

A: The leaders of each functional area will be responsible for the integration planning for their respective groups. Malcolm Bird of Phone.com and John Poulack of Software.com will lead the overall integration from a process standpoint.

When will the integration begin?

A: We have already begun planning to ensure a smooth integration. We are restricted from beginning any actual integration beyond the planning process until such time as we receive regulatory clearance for the merger.

Will employees start dates for purposes of benefit accruals and stock option vesting change with the merger?

A:  No, employee start dates will remain the same.

What happens to my benefits?

A: There are no planned changes to the existing benefit programs before January 1, 2001. The Human Resources integration team will assess all benefit programs offered by both Companies and will seek to select the best programs from the two wherever possible.

What happens to my stock options?

A: Software.com stock options will be converted into Phone.com stock options upon the close of the deal. The exact conversion ratio is xxxx. Vesting and grant dates will remain the same.

Will this transaction affect pay scales?

A: Both companies pay market competitive salaries and we will continue to do so.

Will we maintain the current office locations?

A: All offices and operations in Santa Barbara, Redwood City, Bellevue and Lexington and overseas locations will remain the same. In cities where each company maintains offices we will look to combine the operations under one roof subject to a case by case assessment of the impact such a move would have on employees, as well as, the growth outlook in each location for the combined company

How will I be kept up to date on any changes which may affect me?

A: We have created an integration website which will house up to date integration planning and organizational information. The URL is

www.phone.com/software.  As the site is updated, you will be notified.
----------------------

Where You Can Find Additional Information:

Investors and securityholders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information about the transaction. The joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by Phone.com and Software.com. Investors and securityholders may obtain a free copy of the joint proxy statement/prospects (when it is available) and other documents filed by with the Commission at the Commission's Web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained for free from Phone.com or Software.com. Phone.com and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Phone.com's stockholders with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Phone.com's Proxy Statement for its 2000 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on October 28, 1999. This document is available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from
Phone.com.   Software.com and its executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of Software.com with respect to the transactions contemplated by the merger agreement. Information regarding such officers and directors is included in Software.com's Proxy Statement for its 2000 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2000. This document is available free of charge at the Securities and Exchange Commission's Web site at http://www.sec.gov and from Software.com.

________________________________________________________________________________

     On August 9, 2000, Software.com used the following slide presentation in connection with its employee meetings:

Slide 1:
[Logos of Phone.com and Software.com]
Taking It To The Next Level
August 2000

Slide 2:
[Logo of Phone.com]
 .  Leader in Wireless
 .  Customer = Service Provider
 .  Licensing Business Model
 .  greater than 327% Growth
 .  Last Qtr: $28.7M

[Logo of Software.com]
 .  Leader in Wireline
 .  Customer = Service Provider
 .  Licensing Business Model
 .  greater than 207% Growth
 .  Last Qtr: $29.5M
[Logos of Phone.com and Software.com]

Slide 3:
Why Mess With A Good Thing?
 .  Both companies are doing extremely well
 .  Leaders in respective markets
 .  Great customers
 .  Rapid growth

 .  High market cap
 .  Smart people
 .  Great image
[Logos of Phone.com and Software.com]

Slide 4:
Both Companies Face Similar Challenges
[Picture showing a Unified IP Software Platform over a Global Service Provider over wireless, wireline, portal and cable foundations, with IP connecting the wireless, wireline, portal and cable]
 .  Unified IP Offer:  All Key Segments
 .  Scale:  Hundreds to Hundreds of Millions
 .  Service:  24 X 7
      Mission Critical
[Logos of Phone.com and Software.com]

Slide 5:
Both Companies Face Similar Challenges
 . Our Customers are unifying their Wireline, Wireless, ISP businesses . Phone.com is big in a market where Software.com needs to be . Software.com is big in a market where Phone.com needs to be
[Logos of Phone.com and Software.com]

Slide 6:
Merger Benefits
 .  Instant critical mass
   .  People + Products + Footprint
 .  Positioned to lead the IP unification revolution
 .  Immediate Revenue Synergies
   .  Cross-sell our customers
[Logos of Phone.com and Software.com]

Slide 7:
Merger Summary
Financial Structure  Tax Free Reorganization; Pooling
Exchange Ratio  Approximately 1.61 PHCM shares for each SWCM
Ownership  Phone.com 50% ~ Software.com 50%
Board of Directors  6 directors; 3 from each company
Headquarters  Redwood City, California
[Logos of Phone.com and Software.com]

Slide 8:
A Killer Product Line

Applications  UM, IM, PIM, Developers                                     Developer API
Apps/Portal Framework  Location, Presence, Sync, Enhanced Services        Developer API
Infrastructure  Messaging, Directory, Up.Link, Mobile Infrastructure      Developer API

[Logos of Phone.com and Software.com]

Slide 9:
We Will Cross Sell Our Customers
[Logo of Phone.com]
[Picture of circle containing logos of the
 following Phone.com customers]
[NEXTEL logo]
[TU-KA logo]
[LG logo]

[BELGACOM logo]
[swisscom logo]
[Airtel logo]
[Bell Mobility logo]
[AT&T logo]
[eircell logo]
[clearNET logo]
[GLOBAL TELECOM logo]
[TAIWAN CELLULAR CORPORATION logo]
[Telesp Cellular logo]
[Telefonica MoviStar logo]
[SHINSEGI O17 logo]
[SFR logo]
[Telstra logo]
[USACELL Digital logo]
[StarHub logo]
[MIRS logo]
[UNISYS logo]
[Mobile Information Dynamics logo]
[Hutchison Telecom logo]
[telcel logo]
[mannesmann mobilfunk telecommunications logo]
[IDO logo]
[SUNDAY logo]
[DDI logo]
[Southern LINC logo]
[omnitel logo]
[USWEST logo]

[Logo of Software.com]
[Picture of circle containing logos of the
 following Software.com customers]
[PSINet logo]
[KIM logo]
[NTL logo]
[tin.it logo]
[Bell Nexxia logo]
[none NETWORKS logo]
[PACIFIC INTERNET logo]
[Telenor logo]
[Telecom New Zealand logo]
[Erols internet logo]
[@HomeNetwork logo]
[TELEDANMARK logo]
[WorldNet Service logo]
[AT&T logo]
[USANET logo]

[CABLE & WIRELESS HKT logo]
[BELLSOUTHnet logo]
[KDD logo]
[JAPAN TELECOM logo]
[Road Runner HIGH SPEED ONLINE logo]
[TELEPAC logo]
[TELEKOM MALAYSIA logo]
[Ameritech logo]
[Primus Online logo]
[HTI logo]

[Logos of customers of both Phone.com and Software.com]

[TIM logo]
[TELUS logo]
[Deutsche Telekom logo]
[sonera logo]
[verizonwireless logo]
[BT logo]
[Sprint logo]
[ALLTEL logo]

Slide 10:
We Will Leverage Our Power Base
                        Apps
Gateways Infrastructure Platform Apps
          Leader
          Leader
          Leader
[Logos of Phone.com and Software.com]

Slide 11:
We Will Leverage Our Power Base...
                                   Apps
          Gateways Infrastructure  Platform  Apps
Wireline           Leader
Wireless  Leader   Leader          Leader    Leader
ISP                Leader
[Logos of Phone.com and Software.com]

Slide 12:
We Will Leverage Our Power Base
                                   Apps
          Gateways Infrastructure  Platform  Apps
Wireline           Leader
Wireless  Leader   Leader          Leader    Leader
ISP                Leader
[Arrows on diagram omitted]
[Logos of Phone.com and Software.com]

Slide 13:
Strong Leadership To Propel Us
 .  Enormous opportunity
 .  Rapid growth
 .  Industry revolution
 .  Aiming for a multi-billion dollar opportunity
[Logos of Phone.com and Software.com]

Slide 14:
[Logos of Phone.com and Software.com]
Executive Team

Slide 15:
Don Listwin, President & CEO      [Picture of Don Listwin]
 .  World-class leader
 .  First Executive VP of Cisco Systems
   -  9 year Cisco veteran
   -  Integration Czar
 .  Proven market leader
 .  Built Cisco Telecom business

 .  Board member of Software.com
[Logos of Phone.com and Software.com]

Slide 16:
Alain and John Continue To Drive
 . Alain Rossmann becomes Executive VP, remains Chairman of the Board
   -  Drives Market strategy
   -  Focus market direction
   -  More time for vision and invention
 .  John MacFarlane becomes Executive VP, Products
   -  Drives Product Development
   -  Strong ability to focus products on predicted market need
   -  Drive strong culture of customer satisfaction
[Logos of Phone.com and Software.com]

Slide 17:
Integration Timeline
Announce:  Aug. 9
SEC filing
Anti-trust approval
Shareholder Vote
Target Close:  Nov. 30
Integration Phase I
Integration Phase II
[Logos of Phone.com and Software.com]

Slide 18:
Integration Team
 .  Integration Team leaders
   -  Malcolm Bird - Phone.com
   -  John Poulack - Software.com
 .  Functional Leads identified
 .  Employees will be asked to participate on integration teams
[Logos of Phone.com and Software.com]

Slide 19:
Successful integration moves us to the next level
 .  Does not happen by itself...
 .  Does not happen overnight...
 .  Keep hitting the ball out of the park:  business as usual!
 . Integration teams will be planning, proposing, monitoring, chasing, reporting . Your participation is needed and appreciated!
[Logos of Phone.com and Software.com]

Slide 20:
What Our Customers Say:
       "BT is leading the unification of communication services. The combined Company is uniquely positioned to provide the products, applications and service to capture this new market"
       -  Kent Thexton, President of BT Global Mobile Internet
[Logos of Phone.com and Software.com]

Slide 21:
What Our Customers Say:
       "Japan's wireless internet market is the fastest growing in the world. The combined Company's unique ability to provide carrier-class, highly scalable software is instrumental to succeeding in this market."
       -  Mr. Onodera, Executive Vice President, DDI
[Logos of Phone.com and Software.com]

Slide 22:
Q&A Session
[Logos of Phone.com and Software.com]

Slide 23:
Why have Phone.com and Software.com agreed to merge?
 .  Our markets are converging
 .  Unique opportunity to create a strong global company
 .  Complementary customers, products, business models
 .  Complementary cultures
 .  Shareholder Benefit
[Logos of Phone.com and Software.com]

Slide 24:
When will Don, Alain and John transition into their new roles?
 . Don, Alain, John will create a transition plan over the next few days [Logos of Phone.com and Software.com]

Slide 25:
How does this affect me now?
 . Focus on your short term goals and continue to achieve great results . We must all make our deadlines and our numbers while the deal closes
[Logos of Phone.com and Software.com]

Slide 26:
 .  What has to happen for this transaction to be completed?
Regulatory Steps
   -  Anti-trust
   -  SEC
 .  Shareholder vote
 .  Closing Target Nov 30, 2000
 .  Integration phases I and II
[Logos of Phone.com and Software.com]

Slide 27:
What are the financial terms of the combination?
 .  Shareholders of Phone.com and Software.com will each own approximately 50%
   of the new company.
 .  Exchange ratio: 1.6 PHCM for each SWCM
[Logos of Phone.com and Software.com]

Slide 28:
How will customers be affected by this transaction?
 .  Customer benefits
   .  Better service and support
   .  Better infrastructure
   .  More innovation
   .  One-stop shop
[Logos of Phone.com and Software.com]

Slide 29:
What is the strategy and mission of the Combined Company?
 .  Leverage our respective market leadership positions in wireless and wireline to create instant critical mass
 .  Be the first IP-based, carrier-class infrastructure software supplier for
   Communications Service Providers
[Logos of Phone.com and Software.com]

Slide 30:
 .  What about the corporate cultures?
   We both have super-capable people
 .  Culture meld will be an ongoing development
 .  It will be different!
[Logos of Phone.com and Software.com]

Slide 31:
What about Recruiting?
 .  We will continue to recruit for the open positions that exist today greater than 1000 open requisitions in total!
[Logos of Phone.com and Software.com]

Slide 32:
 .  Who is in charge of the integration?
   The leaders of each functional area will be responsible for integrating their respective groups
 .  Overall process leadership
   .  Malcolm Bird of Phone.com
   .  John Poulack of Software.com
[Logos of Phone.com and Software.com]

Slide 33:
When will the integration begin?
 .  We have already begun planning to ensure a smooth
   integration
 .  There is plenty of opportunities for everyone!
 .  We are restricted from beginning any actual integration beyond the planning process until we receive anti-trust clearance
[Logos of Phone.com and Software.com]

Slide 34:
What happens to my benefits?
 .  We do not plan any changes before January 1, 2001
 .  We will leverage our increased size
 .  The HR integration team will assess all benefit programs offered by both
   Companies and will seek to select the best programs from the two wherever possible.
[Logos of Phone.com and Software.com]

Slide 35:
Will employee's start dates for purposes of benefit accruals change with the merger?
 .   No, employees will carry forward their original start dates
[Logos of Phone.com and Software.com]

Slide 36:
What happens to my stock options?
 .   Software.com stock options will be converted into Phone.com stock options upon the close of the deal. The conversion ratio is 1.6. Vesting and grant dates will remain the same.
[Logos of Phone.com and Software.com]

Slide 37:
Will this transaction affect pay scales?
 . Both companies pay market competitive salaries and will continue to do so. [Logos of Phone.com and Software.com]

Slide 38:
Will we maintain the current locations?
 .  We will continue operations in all cities we are in now
 .  In cities where both companies maintain offices we will look to combine the operations under one roof.
[Logos of Phone.com and Software.com]

Slide 39:
How will I be kept up to date on any changes which may affect me?
 .  Integration Website is the source with frequent updates.
      www.phone.com/software
      ----------------------
[Logos of Phone.com and Software.com]

Slide 40:
Next Steps
 .  Site visits by Don, John, and Alain
 . Weekly "State of the Union" conference calls by execs for all employees . Web-site is on-line and will be updated with our progress
 .  Join in:  Be a participant, not a spectator!
[Logos of Phone.com and Software.com]

________________________________________________________________________________

     On August 9, 2000, Software.com used the following slide presentation in connection with its investor presentations:

Slide 1:
[Logos of Phone.com and Software.com]
The New Breed of Communication Infrastructure Software Company
August 8, 2000

Slide 2:
 .  Safe Harbor Statement
Please be reminded that any remarks that may be made about future expectations, plans, or prospects for the companies in this presentation or in the press release announcing the merger constitute forward-looking statements for the purpose of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Each company's actual results and the results of the merged company post-closing may differ materially from those indicated by these forward-looking statements as a result of various important factors including those discussed in the companies' quarterly reports on form 10-Q for the fiscal quarter ended June 30, 2000, and in other filings that they have made with the SEC.
[Logos of Phone.com and Software.com]

Slide 3:
Don Listwin, CEO & President
 .  Experience in Emerging Markets
 .  10 year Veteran
 .  Technology Operations Experience
 .  Vast Integration Experience
[Logos of Phone.com and Software.com]

Slide 4:
[Logos of Phone.com and Software.com]
Alain Rossmann
CEO, Phone.com

Slide 5:
Merger Summary
Financial Structure  Tax Free Reorganization; Pooling
Exchange Ratio  1.6105
Ownership  Phone.com 50% ~ Software.com 50%
Senior Management  Don Listwin - CEO, President
                   Alain Rossmann - Chairman, EVP
                   John McFarlane - EVP Products
Board of Directors  6 directors; 3 from each company

Headquarters    Redwood City, California
Conditions      HSR clearance; shareholder approval
Target Closing  Fourth Quarter Calendar 2000
[Logos of Phone.com and Software.com]

Slide 6:
[Logo of Phone.com]
 .  Leader in Wireless Internet SW  Infrastructure
 .  Customer = Service Provider
 .  Licensing Business Model
 .  greater than 327% CAGR
 .  Last Qtr: $28.7M
[Logo of Phone.com]

[Logo of Software.com]
 .  Leader in Wireline Internet SW  Infrastructure
 .  Customer = Service Provider
 .  Licensing Business Model
 .  greater than 207% CAGR
 .  Last Qtr: $29.5M
[Logo of Software.com]

Slide 7:
Our Markets Are Converging
[Picture showing a Unified IP Software Platform over a Global Service Provider over wireless, wireline, portal and cable foundations, with IP connecting the wireless, wireline, portal and cable]
[Logos of Phone.com and Software.com]

Market Requirements
 .  Unified IP platform
 .  Scale from millions to hundreds of millions
 .  24 X 7 mission critical

Slide 8:
The Leading Provider of Carrier-Class Software for Communications Service Providers
[Logos of Phone.com and Software.com]

Slide 9:
Merger Benefits
 .  Immediate Revenue Synergies
 .  Lead the IP Unification Revolution
 .  Instant Critical Mass
          Footprint + Product + People
[Logos of Phone.com and Software.com]

Slide 10:
We Will Cross Sell Our Customers
[Logo of Phone.com]
[Picture of circle containing logos of the following Phone.com customers]
[NEXTEL logo]
[TU-KA logo]
[LG logo]
[sonera logo]
[BELGACOM logo]
[swisscom logo]
[Airtel logo]
[Bell Mobility logo]

[AT&T logo]
[eircell logo]
[clearNET logo]
[GLOBAL TELECOM logo]
[TAIWAN CELLULAR CORPORATION logo]
[Telesp Cellular logo]
[Telefonica MoviStar logo]
[SHINSEGI O17 logo]
[Telstra logo]
[USACELL Digital logo]
[StarHub logo]
[MIRS logo]
[UNISYS logo]
[TELUS logo]
[BT logo]
[Mobile Information Dynamics logo]
[Sprint logo]
[Hutchison Telecom logo]
[telcel logo]
[mannesmann mobilfunk telecommunications logo]
[Deutsche Telekom logo]
[IDO logo]
[SUNDAY logo]
[ALLTEL logo]
[DDI logo]
[Southern LINC logo]
[TIM logo]
[omnitel logo]
[USWEST logo]
[Telefonia MoviStar]
[Taiwan Cellular Corporation]
[Clearnet]

[Logo of Software.com]
[Picture of circle containing logos of the
 following Software.com customers]
[PSINet logo]
[KIM logo]
[NTL logo]
[tin.it logo]
[Bell Nexxia logo]
[none NETWORKS logo]
[PACIFIC INTERNET logo]
[Telenor logo]
[Telecom New Zealand logo]
[Erols internet logo]
[@HomeNetwork logo]
[TELEDANMARK logo]
[WorldNet Service logo]
[AT&T logo]
[USANET logo]
[CABLE & WIRELESS HKT logo]
[BELLSOUTHnet logo]
[KDD logo]
[JAPAN TELECOM logo]

[Road Runner HIGH SPEED ONLINE logo]
[TELEPAC logo]
[TELEKOM MALAYSIA logo]
[Ameritech logo]
[Primus Online logo]
[HTI logo]

[Logos of customers of both Phone.com and Software.com]
[TIM logo]
[TELUS logo]
[Deutsche Telekom logo]
[sonera logo]
[verizonwireless logo]
[BTcellnet logo]
[Sprint logo]
[ALLTEL logo]
[Logos of Phone.com and Software.com]

Slide 11:
We Will Leverage Our Power Base
            Gateways    Infrastructure    Apps    Apps
                                          Platform
Wireline                Software.com
                        Leader
Wireless    Phone.com
            Leader      Leader            Leader  Leader
ISP                     Leader
[Logos of Phone.com and Software.com]

Slide 12:
We Will Leverage Our Power Base...
RRD
            Gateways    Infrastructure    Apps    Apps
                                          Platform
Wireline                Software.com
                        Leader
Wireless    Phone.com
            Leader      Leader            Leader  Leader
ISP                     Leader
[Arrows on diagram omitted]
[Logos of Phone.com and Software.com]

Slide 13:
Enormous Opportunity
(MM)                   2000 Subscribers          2003 Subscribers
Wireless               560                       1,300
Wireline               1,000                     1,400
Portal                 260                       500
Cable                  275                       350
[Logos of Phone.com and Software.com]

Slide 14:
We Have The Footprint
 .  greater than 150 Service Providers under contracts
 .  greater than 500M subscribers served by customers
 .  greater than 100M licensed subscribers
[Logos of Phone.com and Software.com]

Slide 15:
We Have The Footprint
(MM)              Customers     Licensed        Subscribers   Total Market
                  #             Subscribers     Passed        Size
Wireless          81            11              270             560
Wireline          71            46              275           1,000
Portal             9            41              N/A             260
Cable              8             5              185             275
[Logos of Phone.com and Software.com]

Slide 16:
We have the Products
Applications  UM, IM, PIM, Developers                              Developer API
Apps/Portal Framework: Location, Presence, Sync, Enhanced Services Developer API Infrastructure Messaging, Directory, Up.Link, Mobile Infrastructure
                                                                   Developer API
[Logos of Phone.com and Software.com]

Slide 17:
We Have The Talent...
Officer                     Role
Don Listwin                 CEO
Alain Rossmann              EVP & Chairman of the Board
John MacFarlane             EVP
Alan Black                  CFO
Ben Linder                  VP Marketing
Mike Mulica                 SVP WW Sales
[Logos of Phone.com and Software.com]

Slide 18:
And Most of The Industry Brain Power
 . greater than 1400 People
 . greater than 600 Development
 . greater than 500 Customer Facing
[Logos of Phone.com and Software.com]

Slide 19:
We Are Focused On Integration
 .  Integration Team and Detailed Execution Plan
 .  Combined Experience
   -  12 Prior Acquisitions
 .  Natural fit
   -  Minimum Overlap in development and in the field
 .  Working together for 2 years
   -  Unified Messaging
[Logos of Phone.com and Software.com]

Slide 20:
What Our Customers Say:
"BT is leading the unification of communication services. The combined company is uniquely positioned, applications and services to capture this new market, we do business with each of these companies today. We look forward to working with the merged company to build the future of communication services"
    Kent Thexton
    President of BT Global Mobile Internet
[Logo of BT CellNet]
[Logos of Phone.com and Software.com]

Slide 21:
What Our Customers Say:
"Japan's wireless internet market is the fastest growing in the world. The merged company's unique ability to provide carrier-class, highly scalable software is instrumental to succeeding in this market."
   Mr. Onodera, Executive Vice President    [DDI Logo]
[Logos of Phone.com and Software.com]

Slide 22:
[Logos of Phone.com and Software.com]
John MacFarlane
CEO & Founder Software.com

Slide 23:
To Achieve This Vision:
[Picture of Personal Data Assistant Device with Email Inbox]
[Picture of Personal Data Assistant Device with Weather Information] [Logos of Phone.com and Software.com]

Slide 24:

It's All About Infrastructure
Browser
Services
Legacy
[Logos of Phone.com and Software.com]

Slide 25:
It's All About Infrastructure
Browser
Services
Internet Protocol Economics
[Logos of Phone.com and Software.com]


Slide 26:
IP Economics: Standards
Voicemail                                  Mobile Mail                     SMS
[Picture of Phone]                         [Picture of Cell Phone]         [Picture of Cell Phone]
[Picture of Msg]                           [Picture of Msg]                [Picture of Msg]
[Picture of Dir.]                          [Picture of Dir.]               [Picture of Dir.]
Legacy Approach
Add new systems for each service

UM, PIM, IM, Content & Others
[Picture of two phones and three cell phones, along with Msg and Dir.]
Platform Approach
Add components to extend Platform
[Logos of Phone.com and Software.com]

Slide 27:
IP Economics: Cost of Ownership
Voicemail                        Mobile Mail                       SMS
[Picture of Phone]               [Picture of Cell Phone]           [Picture of Cell Phone]
[Picture of Msg]                 [Picture of Msg Crossed Out]      [Picture of Msg Crossed Out]
[Picture of Dir.]                [Picture of Dir. Crossed Out]     [Picture of Dir. Crossed Out]
                                 [Redundancies superimposed        [Redundancies superimposed
                                  over crossed out msg. and Dir.]   over crossed out msg. and Dir.]

OAM&P Systems

UM, PIM, IM, Content & Others
[Picture of two phones and three cell phones, along with Msg and Dir.]

OAM&P Systems
-  Lower Cost of Operation
-  Lower Cost to Add New Services
-  End User Ease of Use

[Logos of Phone.com and Software.com]

Slide 28:
Complimentary Product Map
[Phone.com Logo]
Up.Link
Enhanced Svs
Up.Browser
Up.Suite
Up.Sync
Mobile Mgt Svr
Location
FoneSync

Combined Solutions
Unified Messaging
Mobile Mail
Instant Messaging

[Software.com Logo]
InterMail Mx
InterMail Kx
Directory
Notification
Post.Office
WebEdge
[Logos of Phone.com and Software.com]

Slide 29:
[Graphic of Sprint PCS advertisement]
[Logos of Phone.com and Software.com]

Slide 30:
The Right Products
Applications:  United Messaging, Instant Messaging, PIM, Developers
Developer API
Apps/Portal Framework:  Location, Presence, Sync, Enhanced Services  Developer
API
Infrastructure:  Messaging, Directory, Up.Link, Mobile Infrastructure
Developer API
[Logos of Phone.com and Software.com]

Slide 31
110,000 Phone.com Developers
Applications:  UM, IM, PIM, Developers            Developer API
Apps/Portal Framework:  Location, Presence, Sync, Enhanced Services  Developer
API
Infrastructure:  Messaging, Directory, Up.Link, Mobile Infrastructure
Developer API
[Logos of Phone.com and Software.com]

Slide 32:
[Logos of Phone.com and Software.com]
Alan Black
CFO, Phone.com

Slide 33:
Financial Highlights
-  Pro forma combined CAGR of over 250%
-  Extraordinary visibility - $94M deferred revenue
-  Rock solid balance sheet - greater than $500M cash and equivalents
-  Balance revenue mix - products and geographic
-  Over 20 offices on 5 continents

Slide 34:
Historical Quarterly Revenues

[Bar graph showing Phone.com quarterly revenues for the quarter ended 6/30/99 at $6.70 million, quarterly revenues for the quarter ended 9/30/99 at $8.50 million, quarterly revenues for the quarter ended 12/31/99 at $12.80 million, quarterly revenues for the quarter ended 3/31/00 at $18.70 million, and quarterly revenues for the quarter ended 6/30/00 at $28.70 million.]

[Bar showing Phone.com percentage growth in revenues for each quarter over the prior quarter as follows: 6/30/99 at +90%, 9/30/99 at +27%, 12/31/99 at +50%,
3/31/00 at +46%, and 6/30/00 at +54%.] [Phone.com Logo]

[Bar graph showing Software.com quarterly revenues for the quarter ended 6/30/99 at $9.60 million, quarterly revenues for the quarter ended 9/30/99 at $12.70 million, quarterly revenues for the quarter ended 12/31/99 at

$16.30 million, quarterly revenues for the quarter ended 3/31/00 at $20.10 million, and quarterly revenues for the quarter ended 6/30/00 at $29.50 million.]
[Bar showing Software.com percentage growth in revenues for each quarter over the prior quarter as follows: 6/30/99 at +15%, 9/30/99 at +32%, 12/31/99 at
+28%, 3/31/00 at +24%, and 6/30/00 at +47%.]
[Software.com Logo]

Slide 35:
Pro Forma Combined Model
[Bar graph showing pro forma combined revenues for Phone.com and Software.com for the year 1999 at $67.30 million [Phone.com: $29.30 million; Software.com:
$38.00 million], for the year 2000 at $240.10 million [Phone.com: $125.50 million; Software.com: $114.60 million], and for the year 2001 at $466.20 million [Phone.com: $267.10 million; Software.com: $199.10 million]. Arrow on bar graph showing growth in pro forma combined revenues of +257% between 1999 and 2000 and +94% between 2000 and 2001.]

Note: Forecasts based on Wall Street equity research analyst estimates. Eliminates revenues associated with Software.com sales to Phone.com. [Logos of Phone.com and Software.com]

Slide 37:
Geographic Revenue Breakdown
Phone.com
[Pie graph showing geographic breakdown for Phone.com as Asia Pacific/ROW: 46%, North America: 25%, Europe: 29%]
Software.com
[Pie graph showing geographic breakdown for Software.com as Asia Pacific/ROW:
18%, North America: 55%, Europe: 27%]
Combined
[Pie graph showing geographic breakdown for combined company as Asia Pacific /
ROW: 32%, North America: 40%, Europe: 28%]
[Logos of Phone.com and Software.com]

Slide 38:

Pro Forma Business Model
                                           June 2000     Target
Gross Margin                                      70%        76%
S&M                                               37%        23%
R&D                                               39%        16%
G&A                                               14%         7%
Oper. Margin                                     (20%)       30%
[Logos of Phone.com and Software.com]

Slide 38:
Things to Watch for
 .  Operating Metrics
   -  Growth in licensed seats / activated seats
   -  Growth in footprint / subscriber base
   -  Revenue growth from cross-sell and up-sell
 .  Relationships / Customers
   -  Unified messaging wins
   -  New customer wins
   -  Cross-sell and up-sell existing customers
[Logos of Phone.com and Software.com]

Slide 39:
Summary Highlights

 .  Combines market leaders
 .  Large base of leading operators globally
 .  Market unification enabler
 .  Accelerates time-to-market
 .  UM first mover advantage
 .  World class management
 .  Complementary busines models
 .  Substantial revenue synergies
[Logos of Phone.com and Software.com]

Slide 40:
[Logos of Phone.com and Software.com]
The New Breed of Communication Infrastructure Software Company
August 8, 2000

Slide 41:
Headcount by Region

Phone.com
Asia Pacific/ROW:  14%
Europe:  31%
North America: 55%

Software.com
Asia Pacific/ROW:  6%
Europe:  9%
North America: 85%

[Logos of Phone.com and Software.com]

Slide 42:
Phone.com
Asia Pacific/ROW:  25%
Europe:  54%
North America: 21%

Software.com
Asia Pacific/ROW:  31%
Europe:  32%
North America: 37%

[Logos of Phone.com and Software.com]

________________________________________________________________________________

On August 9, 2000, Software.com distributed the following letter to its employees:

                                                                  August 9, 2000


To All Software.com Employees:

As you may be aware, this morning we announced some very exciting news. We have signed an agreement to merge with Phone.com in a transaction that will create a leading global provider of carrier-class software for IP-based communications service providers. In addition, Don Listwin, Executive VP of Cisco, will join the combined company as CEO.

This merger is a unique opportunity to bring together two highly successful and highly complementary companies. With Phone.com's leading position and the first-mover advantage in the wireless Internet infrastructure software sector, and 116,000,000 seats licensed on Software.com's InterMail messaging platform we believe that we will be uniquely positioned to capitalize on the convergence of wireless, wireline, broadband and ISP providers. In short, we will be a "one-stop-shop" provider of software solutions for the full spectrum of communications providers.

The tremendous success of both companies is directly attributable to our talented employees. By merging, we are bringing together the most innovative and highly skilled people in the industry, and we are committed to maintaining a culture in which they can thrive. Together, we have the opportunity to build the undisputed leader in providing the software solutions that will empower communication service providers worldwide

This is a significant transaction for both companies. Some employees may be asked to take on new challenges as we merge our operations and we expect that the merger will generate a new array of positions - and opportunities - as we grow as a unified company.

Things will not change overnight. The merger is subject to regulatory and shareholder approval, and during the next coming months it will take to complete this merger, we will continue to operate as before. Upon completion of the merger, corporate headquarters of the combined company will be located in Redwood City, and combined corporate operations will also remain in Santa Barbara, Bellevue, Lexington, Europe, Japan and in the Asia/Pac/Latin America regions. To the extent legally permitted, a transition planning team from each of the companies will meet to plan for smooth and timely joining of our operations. In the meantime, the companies will continue to operate their separate businesses independently and each of you should continue with business as usual and do the best job you can.

We expect the merger to be completed before the end of 2000. In the meantime, we will do our best to keep you apprised of additional developments as they occur. We hope you share in our enthusiasm and our commitment to work hard to make this exciting merger a success.

During the next several days, I will be holding employee communication sessions and will provide a more detailed overview of this exciting event. You will receive details of these sessions shortly.

                                        Sincerely,

                                        John MacFarlane
                                        CEO
                                        Software.com



                   Where You Can Find Additional Information:
                   ==========================================

Investors and securityholders are urged to read the joint proxy
===============================================================
statement/prospectus regarding the proposed merger when it becomes available
============================================================================
because it will contain important information about the transaction. The joint
==============================================================================
proxy statement/prospectus will be filed with the Securities and Exchange
=========================================================================
Commission by Phone.com and Software.com. Investors and securityholders may
===========================================================================
obtain a free copy of the joint proxy statement/prospects (when it is available)
================================================================================
and other documents filed by with the Commission at the Commission's Web site at
================================================================================
www.sec.gov. The joint proxy statement/prospectus and these other documents may
===============================================================================
also be obtained for free from  Software.com.  Software.com and its executive
=============================================================================
officers and directors may be deemed to be participants in the solicitation
============================================================================
of proxies from stockholders of Software.com with respect to the transactions
=============================================================================
contemplated by the merger agreement. Information regarding such officers and
=============================================================================
directors is included in Software.com's Proxy Statement for its 2000 Annual
============================================================================
Meeting of Stockholders filed with the Securities and Exchange Commission on
============================================================================
April 27, 2000. This document is available free of charge at the Securities
===========================================================================
and Exchange Commission's Web site at http://www.sec.gov and from Software.com.
===============================================================================